SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) September 2, 1998

                BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Four orders of the Diasensor 1000 were sold to Diasense distributor EuroSurgical Ltd. to fill orders in the United Kingdom. The Diasensor is priced for European sale at US$9000. In cooperation with Diasense, Biocontrol personnel recently traveled to the UK to participate in the first device sales and to begin to educate and establish a network of clinicians, health care professionals, and diabetic associations in the UK.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  September 2, 1998
BIOCONTROL TECHNOLOGY, INC.
2275 Swallow Hill Road, Building 2500
Pittsburgh,  PA 15220


          Investors                                    Media
          Diane McQuaide                               Susan Taylor

          1.412.429.0673 phone                         1.412.279.9455 phone
          1.412.279.9690 fax                           1.412.279.9447 fax


BIOCONTROL SUBSIDIARY, DIASENSE, INC., SELLS FIRST DIASENSORS

     Pittsburgh,  PA - September 2, 1998 - Biocontrol Technology,

Inc. (Nasdaq:BICO) subsidiary Diasense, Inc. today announced that four  orders for the Diasensor(R)IOOO have already been received.

Two  of the devices have been delivered to the teenagers who will use  the world's first noninvasive glucose sensors, and two  will soon be on their way to help other diabetics.

     The  devices,  which  recently received  European  marketing approval  (indicated  by  the CE Mark),  were  sold  to  Diasense distributor  EuroSurgical  Ltd. to  fill  orders  in  the  United

Kingdom,  the  first  market  opened  for  the  Diasensor.    The

Diasensor is priced for European sale at US$9,000.

     In  cooperation with Diasense, Biocontrol personnel recently traveled  to the UK to participate in the first device sales  and to begin to educate and establish a network of clinicians, health

care   professionals,  and  diabetic  associations  in  the   UK.

EuroSurgical Director, George Cranstone, and Dr. Patrick  Cooper,

of  Biocontrol, presented clinical data from the CE Mark clinical trial  and  discussed the use of the Diasensor at The Royal  Free

Hospital in London, the UK Medical Device Agency, and the British

Diabetic  Association.  Although no approval other  than  the  CE

Mark  is needed to market the Diasensor in the 15-member European

Union,  these groups were visited at their request to  begin  the

process  of  information  dissemination  on  this  leading   edge

noninvasive technology.

     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development  and manufacture  of  biomedical devices and  environmental  products.

Also  located  in  Pittsburgh, PA, Diasense is  a  subsidiary  of

Biocontrol   Technology  and  owns  the  patent,  marketing   and

distribution rights to the sensor.  Biocontrol has the  exclusive rights  to the research and development and manufacturing of  the

Sensor.


 This press release contains forward looking statements and shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.